Exhibit 32


                  Certification Required by 18 U.S.C. Section 1350


In connection with the Quarterly Report of Global Payment Technologies, Inc. (the "Registrant") on Form 10-Q for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                     /s/Stephen Nevitt
                                     ---------------------------------------
                                     Stephen Nevitt
                                     President and Chief Executive Officer



                                     /s/William L. McMahon
                                     ---------------------------------------
                                     William L. McMahon
                                     Vice President and Chief Financial
                                     Officer







Date: May21, 2007




A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to Global Payment Technologies, Inc. and will be retained by Global Payment Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.